

American Railcar Industries, Inc.

INVESTOR PRESENTATION – JUNE 2015

INVESTOR CONTACT: (636) 940-6000

WEBSITE: WWW.AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding expected future trends relating to our industry, the potential effects of regulatory developments, anticipated customer demand for the Company's products and services and the Company's ability to adapt to evolving demand, trends relating to the Company's shipments, leasing, railcar services, operating margin, revenues, earnings, and backlog, the Company's strategic objectives and long-term strategies, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, the Company's capital expenditure plans, short- and long-term liquidity needs and financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in the Company's lease fleet and the Company's lease fleet financings, anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, the anticipated performance and capital requirements of the Company's joint ventures, the Company's backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law, and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: risks relating to the Company's compliance with, and the overall railcar industry's implementation of, United States and Canadian final regulations related to the transportation of flammable liquids by rail released on May 1, 2015; the Company's prospects in light of the cyclical nature of ARI's business; the health of and prospects for the overall railcar industry; fluctuations in commodity prices, including oil and gas; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; the Company's ability to manage overhead and variations in production rates; ARI's ability to recruit, retain and train adequate numbers of qualified personnel; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; the ongoing benefits and risks related to ARI's relationship with Mr. Carl Icahn, ARI's principal beneficial stockholder through Icahn Enterprises L.P., and certain of his affiliates; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the risks, impact, and anticipated benefits associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of the Company's new enterprise resource planning system; risks related to the Company's or its subsidiaries' indebtedness and compliance with covenants contained in the Company's or its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

More Than Half of the North American Fleet is Tank and Hopper Railcars


North American Fleet by Railcar Type
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars
12%
1%
7%
24%
Tank Cars
15%
9%
Open-Top Hoppers
32%
Covered Hoppers

The Total North American Railcar Fleet was Approximately 1.5 million Railcars as of 12/31/2014.

Source: Q1 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued March 2015)

Cyclical Industry Trends


New Freight Railcar Delivery Trends
(amounts in 000's)
100
90
80
70
60
50
40
30
20
10
-
61
58
50
76
75
56
34
18
32
46
69
75
63
60
22
17
47
59
53
66
91
88
77
60
63
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Historical Average

Source: Q1 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued March 2015) and Railway Supply Institute, Inc. ARCI 2015 – 1st Quarter Reporting Statistics (issued April 2015)

Largest Demand in Railcar Industry – Tank and Hopper Railcars

Forecasted New Railcar Deliveries By Year (2015 through 2019) and Railcar Type (amounts in 000's)



40
35
30
25
20
15
10
5
-
2015E - 2019E Tank Cars
2015E - 2019E Covered Hoppers
2015E - 2019E Open-top Hoppers
2015E - 2019E Intermodal
2015E - 2019E Gondolas
2015E - 2019E Flat Cars
2015E - 2019E Box Cars

Source: Q1 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued March 2015)

Industry Trends

Covered Hopper Delivery Trends
(amounts in 000's)


35
30
25
20
15
10
5
-
2
4
6
15
19
20
17
6
6
20
21
11
20
31
28
23
19
22
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Historical Average

Tank Railcar Delivery Trends
(amounts in 000's)


40
35
30
25
20
15
10
5
-
6
8
9
12
14
21
22
9
5
9
18
29
35
37
37
31
18
18
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Historical Average

Note: We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Source: Q1 2015 FTR Rail Equipment Outlook – www.ftrintel.com (issued March 2015) and Railway Supply Institute, Inc. ARCI 2015 – 1st Quarter Reporting Statistics (issued April 2015)

Freight Railcar Market Overview

Industry Railcar Backlog as of 3/31/2015


38%
Tank Cars
3%
8%
3% 3%
1%
44%
Covered
Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars

82% of the railcar backlog as of March 31, 2015 was for tank and covered hopper railcars.

Industry Railcar Deliveries TTM 3/31/2015


4%
7%
50%
Tank Cars
5%
2%
32%
Covered
Hoppers

82% of railcars delivered in the 12 months ended March 31, 2015 were tank and covered hopper railcars.

Our Company's main focus is in the two largest segments of the railcar industry: tank and hopper railcars.

Source: Railway Supply Institute, Inc. ARCI 2015 – 1st Quarter Reporting Statistics (issued April 2015)

ARI Key Railcar Markets



TANK RAILCARS – LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY. [1]

- Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting:
  - Crude Oil
  - Propane
  - Chemicals
  - Food Products
  - Ethanol


AMFX
6224
AMFX
6224
ARI

HOPPER RAILCARS – SECOND LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY. [1]

- Product offerings include carbon steel or stainless steel railcars that can carry:
  - Plastic Pellet
  - Frac Sand
  - Grain
  - Food Service
  - Cement
  - Specialty/Chemical Products

[1] Railway Supply Institute, Inc. ARCI 2015 – 1st Quarter Reporting Statistics (issued April 2015)

ARI's Railcar Backlog



Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
10,471

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	March 2015
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	2,343
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	8,128

Tank Railcar Regulatory Changes

U.S. DOT and Transport Canada Announce Final Rule

"Enhanced Tank Car Standards and Operational Controls for High-Hazard Flammable Trains (HHFTs)"

- Scope of Rulemaking:
  - Enhanced standards for new and existing tank railcars used in HHFTs
  - Enhanced braking
  - Reduced operating speeds
  - More accurate classification of unrefined petroleum-based products
  - Rail routing – Risk Assessment and Information Access

Tank Railcar Regulatory Changes

New, Enhanced Tank Railcar Standard



DOT 117 Specification Car
Insulating Material
Tank Shell
Thermal Protection
Head Shield
Tank Shell
9/16" Normalized TC-128 Steel Minimum
Top Fittings
Tank Jacket
Head Shield
286,000 lbs. GRL
ECP Brakes
Bottom Outlet Valve
Enhanced Handle Design
Safety enhancements of DOT Specification 117 Tank Car:
Full-height ½ inch thick head shield
Tank shell thickness increased to 9/16 inch minimum TC-128 Grade B, normalized steel
Thermal protection
Minimum 11-gauge jacket
Top fittings protection
Enhanced bottom outlet handle design to prevent unintended actuation during a train accident
Enhanced braking:
Require high-hazard flammable unit trains (HHFUT's) transporting at least one packing group I flammable liquid be operated with an electronically controlled pneumatic braking system (ECP Brakes) by January 1, 2021 and all other HHFUTs by May 1, 2023

Source: Department of Transportation Rule Summary: Enhanced Tank Car Standards and Operational Controls for High-Hazard Flammable Trains (May 1, 2015)

Tank Railcar Regulatory Changes

Timeline for the Retrofit of Affected Tank Cars

Tank Car Type / Service	US Retrofit Deadline	Tank Car Type / Service	TC Retrofit Deadline
Non Jacketed DOT-111 tank cars in PG I service	(January 1, 2017)[1] 1-Jan-18	Non Jacketed DOT-111 tank cars in Crude Oil service	1-May-17
Jacketed DOT-111 tank cars in PG I	1-Mar-18	Jacketed DOT-111 tank cars in Crude Oil service	1-Mar-18
Non Jacketed CPC-1232 tank cars in PG I service	1-Apr-20	Non Jacketed CPC-1232 tank cars in Crude Oil service	1-Apr-20
Non Jacketed DOT-111 tank cars in PG II service	1-May-23	Non Jacketed DOT-111 tank cars in Ethanol service	1-May-23
Jacketed DOT-111 tank cars in PG II service	1-May-23	Jacketed DOT-111 tank cars in Ethanol service	1-May-23
Non Jacketed CPC-1232 tank cars in PG II service	1-Jul-23	Non Jacketed CPC-1232 tank cars in Ethanol service	1-Jul-23
Jacketed CPC-1232 tank cars in PG I and PG II service and all remaining tank cars carrying PG III materials in an HHFT (pressure relief valve and valve handles).	1-May-25	Jacketed CPC-1232 tank cars in Crude and Ethanol service and all remaining tank cars carrying PG III materials in an HHFT (pressure relief valve and valve handles).	1-May-25

[1] The January 1, 2017 date would trigger a reporting requirement, and shippers would have to report to DOT the number of tank cars that they own or lease that have been retrofitted, and the number that have not yet been retrofitted.

Source: Department of Transportation Rule Summary: Enhanced Tank Car Standards and Operational Controls for High-Hazard Flammable Trains (May 1, 2015)

Tank Railcar Regulatory Changes

Final regulations affect:	ARI's Strategy:
Tank railcar design and construction standards	Production of new crude oil and ethanol railcars to meet regulatory changes
New railcar production rates and orders from customers	Flexibility and ability to manufacture different tank railcar types to meet customer demands
Retrofit and maintenance work to existing railcars	Expansion of railcar repair network to further capitalize upon retrofit and maintenance work

ARI's strategically located manufacturing and railcar services facilities are equipped to adapt to the final tank railcar regulations.

Tank Railcar Regulatory Changes

Increasing Flexibility and Focusing on Our Core Business

- Expansion projects at three of our existing repair facilities are expected to become operational in 2015
- Expansion project at our tank railcar manufacturing facility to add retrofit capacity
- Repair Services Agreement with ACF Industries, LLC (ACF)
    - ARI will receive a share of net profits on all repair and retrofit services provided at ACF's plant in Milton, Pennsylvania



Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible manufacturing facilities that allow us to further diversify our business
- Vertical integration from joint ventures and component manufacturing
- Labor efficient facilities driven by lean initiatives
- Experienced core group of employees
- Ability to adapt to evolving customer demands



Revenue
Operating Margin %
^
(millions)
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Revenues related to railcars built for our lease fleet are eliminated in consolidation.

Flexible Manufacturing Plants

- Strategic Locations Near Customers and Major Rail Lines

- Flexible and Vertically Integrated Facilities
  - Produce multiple railcar types with minimal change-over time
  - Painting/lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to change manpower to control cost

- Railcar and Industrial Components
  - Wheel and Axle Assembly Plant
  - Tank Head Press Plant
  - Component manufacturing facilities with extensive product lines

- Axle Manufacturing Joint Venture (Axis, LLC)
- Castings Joint Venture (Ohio Castings, LLC)

ARI Component Manufacturing

- Integrated manufacturing strengthens supply line stability, controls product quality and reduces production costs
- ARI manufactures valves, discharge outlets, manway covers, and valve body castings for railroad and industrial customers
- ARI has strategic sourcing arrangements through its joint ventures











Joint Venture

Axis, LLC

- Axle Manufacturing Joint Venture
- Produces Axles for Use Worldwide
- ARI Owns 42%
- Located Next to ARI's Paragould Railcar Manufacturing Facility





Joint Venture







Ohio Castings, LLC

- Castings Manufacturing Joint Venture
- Produces Sideframes and Bolsters
- Capable of Producing Other Railcar Components
- ARI Owns 33%
- Located in Alliance, Ohio

Railcar Leasing Segment

Diversifying our business with a consistent revenue stream generated over the life of the railcar

- Growing lease fleet with a broad mix of customers and commodities
- Continue to support leasing business with borrowings of $625.5 million received in January 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Lease fleet expected to exceed 10,000 railcars by the end of 2015



Revenue
Lease Fleet
(millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

RAILCAR REPAIR & REFURBISHMENT

- Tank railcar retrofitting
- Railcar certification
- Light/heavy railcar repairs
- Exterior painting, interior lining and cleaning
- Railcar inspections and safety valve testing
- Wheel and axle replacement
- On-site customer repairs



Revenue
Operating Margin %
(millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

Growth and Cost Reduction Initiatives

Major Historical Projects

- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle JV
- Repair Plant Expansions
- Brookhaven, MS Repair Plant

Future Growth

- Repair Expansions
- Manufacturing Plant Flexibility
- Railcar Lease Fleet
- Mobile Repair Locations

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.



2014 Record
Adj. EBITDA*
$209.0 million
2008 Record
Adj. EBITDA*
$78.8 million

ARI Locations



Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR
St. Charles, MO

Full Service Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX

Mini Repair Shop
Bayport, TX
Channelview, TX
Geismar, LA
Green River, WY
Manitou, ND
Pace, FL
Pasadena, TX
Point Comfort, TX
Tampa, CO

A TRADITION OF INDUSTRY LEADERSHIP in our PEOPLE, PROCESSES and PRODUCTS

MOTIVATE Promoting the importance of safety & cooperation; we believe inspired individuals will advance development throughout the organization





CULTIVATE Supporting leadership by encouraging talent and teamwork, our progressive operations provide an environment for process improvement and individual growth





INNOVATE Raising expectations and supporting original ideas permits a collective momentum of modern and practical solutions





GENERATE Providing quality products and mutually beneficial services showcases our core competencies and reiterates our principal industry position





Objectives and Long-Term Strategies

We are focused on meeting the growing demands of the industry by offering new designs, innovative thinking and efficient production.

Integrated Manufacturing

- Maintain high production levels
- Adapt to the evolving demands of the industry
  - Respond to final tank railcar regulations with new railcars and retrofits
- Recruit, hire, and train quality employees
- Preserve reputation as a specialized hopper railcar provider
- Improve operating margins
  - Continue to efficiently manufacture quality products to our customers' unique specifications
  - Further expand upon opportunities to improve efficiencies and lower costs on internally sourced components

Objectives and Long-Term Strategies (continued)

We remain committed to further expanding and diversifying our business model through railcar leasing and railcar services.

Railcar Leasing

- Continue to add railcars to our domestic fleet
  - Backlog (as of March 31, 2015) includes 2,343 railcars to be manufactured for lease, growing our lease fleet to over 10,000 railcars
- Target a balanced mix of railcar types, strong lease rates, and key customers
- Growth of leasing business expected to be financed by leveraging lease railcars

Railcar Services

- Continue to diversify revenues through railcar repair services offered to customers
- Further expand railcar repair capabilities with repair plant expansions
- Pursue new geographic opportunities

Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the largest railcar markets: tank and hopper railcars
- Healthy railcar backlog, including railcars for lease
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- Dividend payouts of $0.40 per share

Our Financial History

Consolidated Revenue ($mil) ^



$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$814.7
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$209.0
$233.4
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$21.5
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

Lease Railcar CAPEX ($mil)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$311.9
2008
2009
2010
2011
2012
2013
2014
Q1 2015 TTM

Quarterly Financial Comparison

Consolidated Revenue ($mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$182.1
$237.5
$162.8
$150.5
$263.8
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$47.6
$60.2
$48.6
$52.6
$72.0
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.6
$3.9
$6.2
$6.4
$5.0
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Lease Railcar CAPEX ($mil)



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$43.9
$42.6
$98.5
$122.7
$48.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	Q1 2015 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 113,739
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	73,401
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	10,688
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,439)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	36,590
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 234,105
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-
Expense related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	(707)
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,453	$ 149,529	$ 181,099	$ 209,012	$ 233,398

Quarterly Reconciliation	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net earnings	$ 20,770	$ 32,216	$ 23,824	$ 22,723	$ 34,976
Income tax expense	12,214	18,772	14,280	19,808	20,541
Interest expense	1,672	1,843	1,849	2,258	4,738
Loss on debt extinguishment	1,896	-	-	-	2,126
Interest income	(641)	(619)	(608)	(649)	(563)
Depreciation	7,683	7,989	8,751	9,789	10,061
EBITDA	$ 43,594	$ 60,201	$ 48,096	$ 52,609	$ 71,879
Expense (Income) related to stock appreciation rights	4,006	(34)	540	(1,320)	107
Adjusted EBITDA	$ 47,600	$ 60,167	$ 48,636	$ 52,609	$ 71,986

Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

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